EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


             As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 3, 1995 included in Thermedics Inc.'s Form 10-K for the year ended December 31, 1994, and to all references to our firm included in this registration statement.


                                           Arthur Andersen LLP

        Boston, Massachusetts
        July 27, 1995